Manitowoc Identifies a Cybersecurity Incident on its Network

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW) (the “Company” or “Manitowoc”), a leading global manufacturer of cranes and lifting solutions, today announced that the Company experienced a cybersecurity incident, resulting in a systems outage. Upon identifying the issue, the Company promptly engaged an industry-leading third-party information technology firm and forensics specialist and legal counsel to assist in the investigation.  Federal law enforcement has been notified, and the Company is diligently working to restore its systems.  This matter has caused and may continue to cause a delay or disruption to the Company’s business.

The Company considers the security and integrity of its network among its highest priorities and is taking all appropriate actions to minimize its risk.

On Thursday June 3, 2021, the Company announced its participation at the Stifel Virtual Cross Sector Insight Conference on Thursday, June 10, 2021.  As a result of this incident, the Company will no longer participate.

For more information:

Ion Warner
Vice President, Marketing and Investor Relations
+1 414-760-4805

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. was founded in 1902 and has over a 118-year tradition of providing high-quality, customer-focused products and support services to its markets. Manitowoc is one of the world's leading providers of engineered lifting solutions. Manitowoc, through its wholly-owned subsidiaries, designs, manufactures, markets, and supports comprehensive product lines of mobile telescopic cranes, lattice-boom crawler cranes, boom trucks, tower cranes, and industrial cranes under the Grove, Manitowoc, National Crane, Potain and Shuttlelift brand names.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

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The negative impacts COVID-19 has had and will continue to have on our business, financial condition, cash flows, results of operations and supply chain, as well as customer demand (including future uncertain impacts);

•	actions of competitors;
•	changes in economic or industry conditions generally or in the markets served by Manitowoc;
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unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies and changes in demand for used lifting equipment;

•	changes in raw material and commodity prices;
•	geographic factors and political and economic conditions and risks;
•	the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;

•	government approval and funding of projects and the effect of government-related issues or developments;
•	unanticipated changes in the capital and financial markets;
•	unanticipated changes in revenues, margins and costs;
•	the ability to increase operational efficiencies across Manitowoc and to capitalize on those efficiencies;
•	risks associated with data security and technological systems and protections; and
•	risks and factors detailed in Manitowoc's 2020 Annual Report on Form 10-K and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020.